UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
________________________________________________
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 1, 2019
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Owens & Minor, Inc.
(Exact name of Registrant as specified in its charter)
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Virginia			54-1701843
(State or other jurisdiction of incorporation or organization)			(I.R.S. Employer Identification No.)

9120 Lockwood Boulevard	Mechanicsville	Virginia	23116
(Address of principal executive offices)			(Zip Code)

Post Office Box 27626, Richmond, Virginia			23261-7626
(Mailing address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code (804) 723-7000

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $2 par value per share	OMI	New York Stock Exchange
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.             ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective October 1, 2019, the Board of Directors (the “Board”) of Owens & Minor, Inc. (the “Company”) elected Robert J. Henkel to serve as a director of the Company. The Board also appointed Mr. Henkel to serve on the Compensation & Benefits and Governance & Nominating Committees of the Board.

The Board has determined that Mr. Henkel qualifies as an independent director under New York Stock Exchange listing standards. There are no family relationships between Mr. Henkel and any director or executive officer of the Company or any related party transactions involving Mr. Henkel and the Company. There is no arrangement or understanding between Mr. Henkel and any other person pursuant to which he was selected as a director. Mr. Henkel will participate in our non-employee director compensation program, which currently consists of an annual cash retainer and an annual grant of restricted stock.

A copy of the Company’s press release announcing the event described above is attached hereto as Exhibit 99.1 and is incorporated herein by reference into this Item 5.02.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective October 1, 2019, the Board approved an amendment to Section 2.2 of Article II of the Company’s Amended and Restated Bylaws (the “Bylaws”) to increase the size of the Board from six directors to seven directors.

Item 9.01	Financial Statements and Exhibits.

(c)Exhibits.

3.1	Amended and Restated Bylaws of the Company effective October 1, 2019
99.1	Press Release issued by the Company on October 1, 2019 announcing the election of Robert J. Henkel

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OWENS & MINOR, INC.

Date: October 1, 2019	By:	/s/ Nicholas J. Pace
		Name:	Nicholas J. Pace
		Title:	Executive Vice President, General Counsel and Corporate Secretary